POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Marc O. Mayer, Andrew
L. Gangolf, Emilie D. Wrapp, Nancy E. Hay, Stephen J. Laffey and Christina Morse and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of -AllianceBernstein Balanced Shares, Inc.

-AllianceBernstein Blended Style Series, Inc.
-AllianceBernstein Bond Fund, Inc.
-AllianceBernstein Cap Fund, Inc.
-AllianceBernstein Corporate Shares
-AllianceBernstein Emerging Market Debt Fund, Inc.
-AllianceBernstein Exchange Reserves
-AllianceBernstein Fixed-Income Shares, Inc.
-AllianceBernstein Focused Growth & Income Fund, Inc.
-AllianceBernstein Global Government Income Trust, Inc.
-AllianceBernstein Global Health Care Fund, Inc.
-AllianceBernstein Global Research Growth Fund, Inc.
-AllianceBernstein Global Strategic Income Trust, Inc.
-AllianceBernstein Global Technology Fund, Inc.
-AllianceBernstein Growth and Income Fund, Inc.
-AllianceBernstein High Yield Fund, Inc.
-AllianceBernstein Institutional Funds, Inc.
-AllianceBernstein International Growth Fund, Inc.
-AllianceBernstein International Research Growth Fund, Inc.
-AllianceBernstein Mid-Cap Growth Fund, Inc.
-AllianceBernstein Municipal Income Fund, Inc.
-AllianceBernstein Municipal Income Fund II
-AllianceBernstein Real Estate Investment Fund, Inc.
-AllianceBernstein Trust
-AllianceBernstein Utility Income Fund, Inc.
-AllianceBernstein Variable Products Series Fund, Inc.
-The AllianceBernstein Portfolios
-The AllianceBernstein Pooling Portfolios
-Sanford C. Bernstein Fund II, Inc.

and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                         /s/ Earl D Weiner
                                         ----------------------
                                         Earl D. Weiner

Dated: January 17, 2007

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Marc O. Mayer, Andrew
L. Gangolf, Emilie D. Wrapp, Nancy E. Hay, Stephen J. Laffey and Christina Morse and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of -AllianceBernstein Balanced Shares, Inc.

-AllianceBernstein Blended Style Series, Inc.
-AllianceBernstein Bond Fund, Inc.
-AllianceBernstein Cap Fund, Inc.
-AllianceBernstein Corporate Shares
-AllianceBernstein Emerging Market Debt Fund, Inc.
-AllianceBernstein Exchange Reserves
-AllianceBernstein Fixed-Income Shares, Inc.
-AllianceBernstein Focused Growth & Income Fund, Inc.
-AllianceBernstein Global Government Income Trust, Inc.
-AllianceBernstein Global Health Care Fund, Inc.
-AllianceBernstein Global Research Growth Fund, Inc.
-AllianceBernstein Global Strategic Income Trust, Inc.
-AllianceBernstein Global Technology Fund, Inc.
-AllianceBernstein Growth and Income Fund, Inc.
-AllianceBernstein High Yield Fund, Inc.
-AllianceBernstein Institutional Funds, Inc.
-AllianceBernstein International Growth Fund, Inc.
-AllianceBernstein International Research Growth Fund, Inc.
-AllianceBernstein Large Cap Growth Fund, Inc.
-AllianceBernstein Mid-Cap Growth Fund, Inc.
-AllianceBernstein Municipal Income Fund, Inc.
-AllianceBernstein Municipal Income Fund II
-AllianceBernstein Real Estate Investment Fund, Inc.
-AllianceBernstein Trust
-AllianceBernstein Utility Income Fund, Inc.
-AllianceBernstein Variable Products Series Fund, Inc.
-The AllianceBernstein Portfolios
-The AllianceBernstein Pooling Portfolios
-Sanford C. Bernstein Fund II, Inc.

and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                         /s/  Nancy P.Jacklin
                                         ----------------------
                                         Nancy P. Jacklin

Dated: August 3, 2006




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